[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) EQUITY
                         INCOME FUND

                         ANNUAL REPORT o AUGUST 31, 1999

              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 35)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
MFS' Year 2000 Readiness Disclosure ....................................... 34
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong.
In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago.
We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Lisa B. Nurme]
     Lisa B. Nurme

For the 12 months ended August 31, 1999, Class A shares of the Fund provided a total return of 24.27%, Class B and Class C shares 23.47%, and Class I shares 24.97%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to 24.37% for the average equity income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, and to 39.83% for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. WHAT HAS CONTRIBUTED TO PERFORMANCE OVER THE PAST YEAR?

A. In the energy sector, industry fundamentals have been improving significantly since the beginning of the year and decreasing supply has driven prices higher. In particular, our holding in BP Amoco has benefited from this trend. The company's ability to execute its acquisition strategy also has served to boost the price of the stock. Natural gas utility stocks also have contributed significantly to performance. The industry has continued its consolidation trend with companies such as WICOR, which was bought out by Wisconsin Energy at the end of June. Other cyclical stocks came back into favor in April after the global economic outlook began to show signs of improvement. Our position in Bowater has continued to do well on the strength of an improving outlook for newsprint and pulp markets, particularly in Asia, where demand is on the rise.

   We continue to favor the consolidation theme in the telecommunications sector, where we own GTE. The company has benefited from growth in the data traffic area and continues to have a reasonable valuation relative to other companies in the sector. Looking forward, we also like the prospects for the company being created by the merger of Bell Atlantic and GTE.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. In general, electric utilities have underperformed this year because the consolidation theme has not worked in the same way as it has in the natural gas industry. Regulators routinely have forced the utility companies to pass a great deal of merger cost savings on to the customer. However, we do own shares of Duke Energy Corporation because we believe it is a quality electric company with a strong management team.

Q. WHAT FACTORS DO YOU USE TO IDENTIFY PROMISING VALUE STOCKS FOR THE FUND?

A. We believe yield is a good indicator of value, and we use it to highlight stocks that are out of favor. For example, their relative yield gave us confidence that energy and chemical stocks were inexpensive at the beginning of this year. We also believe yield helps us to mitigate the downside risk in our stock investments and reduce the volatility of the Fund by providing a source of income, regardless of market conditions.

   It is important to understand that in our search for undervalued companies, we have a real bias for quality. The portfolio is not investing in companies in distressed turnaround situations. Our preferred companies have solid, defendable business franchises, healthy balance sheets, and good cash flow dynamics. However, they happen to be out of favor or overlooked by a market that has been very narrow in its appetite for higher-growth and higher-risk stocks.

Q. HOW HAVE YOU APPLIED THIS STRATEGY IN PICKING STOCKS?

A. We start with out-of-favor stocks that also are underowned. We are quite comfortable trafficking in underloved and underfollowed areas such as the utility sector. This does not mean, however, that we hold positions in small, unproven companies. In fact, our holdings tend to be concentrated in sizable companies with meaningful market positions and solid financials that have not been the center of attention in a market that has been focusing exclusively on large-cap growth, technology, and Internet stocks.

   Like any true value investor, we try to capture a stock at its bottom -- when earnings power is at its lowest -- but the downside of the stock is largely evident and discounted in the price of the stock. Conversely, we also try to sell early, or at a point when the company's improving fundamentals are more generously reflected in the stock's valuation. We are willing to give up some of the late upside in a stock if we can avoid a sizable downside. An example of this was when we pared our drug industry ownership during the second half of 1998. The industry was enjoying positive fundamentals, which were not likely to improve from their peak levels. Furthermore, we thought the valuations were fully reflecting these fundamentals and the downside risk in these stocks exceeded the remaining upside potential. We did the same thing with Rite Aid, a drug store stock we had owned since January 1997. By September 1998, we felt that the stock was no longer inexpensive and we became concerned that the fundamentals had peaked. We gave up some appreciation in the stock through the beginning of this year, but avoided significant downside in March when the stock collapsed.

Q. ANY SPECIFIC COMPANIES THAT FIT THE VALUE CRITERIA?

A. TRW, an automotive parts manufacturer, is a great example. We think its auto parts division, the largest part of the company, is extremely well situated since it has a dominant position in safety restraints, steering, and suspension, some of the higher value-added and technology-heavy parts of a car. However, its management has not been aggressive enough in extracting the sort of profitability that we think is warranted from its solid franchise in auto parts. Fortunately, TRW's management has indicated a strong desire to raise profitability in its core auto parts business as well as an inclination to consider different options for recognizing the value of its aerospace business.

   Another example is Archer Daniels Midland Company (ADM), an agricultural food processor. Asian weakness, which has led to poor export demand and soft agriculture commodity pricing, has hurt ADM, but we think the company may be bottoming now in terms of earnings power. With the significant amount of capital investment and acquisitions the company has made since 1995, we believe the company's earnings power may be substantially higher with any sort of recovery. We think ADM has the ability to earn significantly more than it has been earning, which would indicate significant upside from current levels.

   Lastly, we have held Lincoln National, a multiline insurance company, for quite some time now and we believe the company will continue to reap the benefits of a major restructuring that was put in place a few years ago and still is unfolding. Lincoln has transformed itself into a much more focused financial services powerhouse, consisting of life insurance, annuities, and money management. When Lincoln sold its volatile property/casualty business, it took the proceeds and bought life insurance and annuity assets. Lincoln also began a sizable share repurchase program. The stock price performance has reflected this successful transformation into a more predictable and higher- value franchise. We believe we will continue to see sizable consolidation activity in the life insurance industry, and we think Lincoln is considered a premiere property.

Q. THREE FACTORS CREATING VOLATILITY TODAY ARE INTEREST RATES, INFLATION, AND CORPORATE EARNINGS. HOW DO YOU SEE THESE FACTORS IMPACTING THE PORTFOLIO?

A. Recently, we have seen significant strength in corporate earnings as the U.S. economy continues to chug along, and we continue to see signs that the global economy may be recovering. For example, Asia has started to rebound and Japan may be on the mend. European economies also have begun to strengthen. So the bias in interest rates still seems to be up. At a minimum, we have moved from a period in which the trend in interest rates was flat to down, to a period in which the trend is flat to up. In general, rising interest rates are problematic for the equity market. However, they present a bigger risk to the high-multiple, growth stocks that are not held in this portfolio than to the lower-multiple, value stocks that do populate this portfolio. Also, the cyclical stocks and the global exposure of the portfolio should benefit if the global economy continues to strengthen. Therefore, we think the portfolio is comfortably positioned for what could be a volatile equity market.

   /s/ Lisa B. Nurme

       Lisa B. Nurme
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   LISA B. NURME IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND DIRECTOR OF CONSERVATIVE PORTFOLIO MANAGEMENT. SHE IS PORTFOLIO MANAGER OF MFS(R) EQUITY INCOME FUND AND THE EQUITY INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. SHE IS ALSO A PORTFOLIO MANAGER OF MFS(R) TOTAL RETURN FUND, MFS(R) TOTAL RETURN SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE TOTAL RETURN SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   SHE JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1995, SENIOR VICE PRESIDENT IN 1998, AND DIRECTOR OF CONSERVATIVE PORTFOLIO MANAGEMENT IN 1999. MS. NURME IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                     PRIMARILY SEEKS REASONABLE INCOME, WITH A
                                 SECONDARY OBJECTIVE OF CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         JANUARY 2, 1996

  CLASS INCEPTION:               CLASS A  JANUARY 2, 1996
                                 CLASS B  NOVEMBER 4, 1997
                                 CLASS C  NOVEMBER 5, 1997
                                 CLASS I  JANUARY 2, 1997

  SIZE:                          $126.8 MILLION NET ASSETS AS OF AUGUST 31, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1999. Index information is from January 1, 1996.)

                     MFS Equity Income           S&P 500
                        Fund Class A          Composite Index

            1/96         $10,000                 $10,000
            8/96          10,433                  10,745
            8/97          14,403                  15,113
            8/98          15,772                  16,336
            8/99          19,601                  22,842

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH AUGUST 31, 1999

CLASS A
                                             1 Year      3 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                     +24.27%      +87.86%      +107.96%
--------------------------------------------------------------------------------
Average Annual Total Return                 +24.27%      +23.39%      + 22.13%
--------------------------------------------------------------------------------
SEC Results                                 +17.13%      +20.98%      + 20.17%
--------------------------------------------------------------------------------

CLASS B
                                             1 Year      3 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                     +23.47%      +85.77%      +105.65%
--------------------------------------------------------------------------------
Average Annual Total Return                 +23.47%      +22.93%      + 21.75%
--------------------------------------------------------------------------------
SEC Results                                 +19.47%      +22.27%      + 21.27%
--------------------------------------------------------------------------------

CLASS C
                                             1 Year      3 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                     +23.47%      +85.72%      +105.59%
--------------------------------------------------------------------------------
Average Annual Total Return                 +23.47%      +22.92%      + 21.74%
--------------------------------------------------------------------------------
SEC Results                                 +22.47%      +22.92%      + 21.74%
--------------------------------------------------------------------------------

CLASS I
                                             1 Year      3 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                     +24.97%      +88.27%      +108.41%
--------------------------------------------------------------------------------
Average Annual Total Return                 +24.97%      +23.48%      + 22.20%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                             1 Year      3 Years         Life*
--------------------------------------------------------------------------------
Average equity income fund+                 +24.37%      +17.89%       +16.32%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#      +39.83%      +28.58%       +25.27%
--------------------------------------------------------------------------------

* For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1999. Index information is from January 1, 1996.
+ Source: Lipper Analytical Services, Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A shares ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1999

FIVE LARGEST STOCK SECTORS

               UTILITIES & COMMUNICATIONS         31.3%
               FINANCIAL SERVICES                 19.5%
               CONSUMER STAPLES                    9.2%
               ENERGY                              8.1%
               BASIC MATERIALS                     7.3%

TOP 10 STOCK HOLDINGS

BP AMOCO PLC  2.1%                            AKZO NOBEL N.V.  1.5%
British oil and petrochemical company         Diversified Dutch chemical company

COASTAL CORP.  1.8%                           TRW INC.  1.5%
U.S. oil and natural gas company              U.S. automotive and transport
                                              equipment company
GTE CORP.  1.6%
U.S. telecommunications company               BELL ATLANTIC  1.3%
                                              U.S. integrated telecommunications
LINCOLN NATIONAL CORP.  1.6%                  company
U.S. multiline insurance company
                                              ARTHUR J. GALLAGHER & CO.  1.3%
RELIASTAR FINANCIAL CORP.  1.6%               U.S. insurance and risk management
U.S. life and health insurance company        services company

                                              NATIONAL FUEL GAS CO.  1.3%
                                              U.S. gas utility company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1999

Stocks - 90.9%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 75.8%
  Aerospace - 3.0%
    Lockheed-Martin Corp.                                14,995    $    554,815
    Raytheon Co., "A"                                    22,192       1,489,638
    TRW, Inc.                                            33,435       1,822,207
                                                                   ------------
                                                                   $  3,866,660
--------------------------------------------------------------------------------
  Banks and Credit Companies - 5.0%
    Bank America Corp.                                   25,330    $  1,532,465
    Bank of New York Co., Inc.                           35,252       1,260,259
    Mellon Bank Corp.                                    37,198       1,241,483
    PNC Bank Corp.                                       28,096       1,469,772
    Wells Fargo Co.                                      19,935         793,662
                                                                   ------------
                                                                   $  6,297,641
--------------------------------------------------------------------------------
  Beverages - 0.7%
    Coca-Cola Bottling Co.                               15,615    $    899,814
--------------------------------------------------------------------------------
  Building - 0.7%
    Sherwin Williams Co.                                 34,100    $    831,188
--------------------------------------------------------------------------------
  Business Machines - 1.0%
    Motorola, Inc.                                       14,131    $  1,303,585
--------------------------------------------------------------------------------
  Chemicals - 3.3%
    Dow Chemical Co.                                      9,386    $  1,066,484
    Engelhard Corp.                                      53,085       1,058,382
    PPG Industries, Inc.                                 19,378       1,163,891
    Rohm & Haas Co.                                      25,685         959,977
                                                                   ------------
                                                                   $  4,248,734
--------------------------------------------------------------------------------
  Conglomerates - 2.1%
    AlliedSignal, Inc.                                   21,132    $  1,294,335
    Eastern Enterprises Co.                              30,195       1,356,888
                                                                   ------------
                                                                   $  2,651,223
--------------------------------------------------------------------------------
  Consumer Goods and Services - 1.7%
    Fortune Brands, Inc.                                 26,919    $  1,009,463
    International Flavours                               27,691       1,128,408
                                                                   ------------
                                                                   $  2,137,871
--------------------------------------------------------------------------------
  Containers - 0.4%
    Owens Illinois, Inc.*                                22,872    $    566,082
--------------------------------------------------------------------------------
  Electrical Equipment - 2.8%
    Cooper Industries, Inc.                              12,187    $    632,201
    Emerson Electric Co.                                 18,283       1,144,973
    Honeywell, Inc.                                       4,169         473,181
    Thomas & Betts Corp.                                 29,137       1,311,165
                                                                   ------------
                                                                   $  3,561,520
--------------------------------------------------------------------------------
  Entertainment - 0.5%
    Disney (Walt) Co.                                    22,290    $    618,548
--------------------------------------------------------------------------------
  Financial Institutions - 0.4%
    State Street Corp.                                    9,000    $    538,875
--------------------------------------------------------------------------------
  Food and Beverage Products - 3.3%
    Archer-Daniels-Midland Co.                           98,905    $  1,285,765
    Bestfoods Co.                                        24,581       1,207,542
    Seagram Limited*                                     11,200         585,900
    Smucker (J. M.) Co.                                  53,523       1,070,460
                                                                   ------------
                                                                   $  4,149,667
--------------------------------------------------------------------------------
  Forest and Paper Products - 1.7%
    Bowater, Inc.                                        18,715    $  1,003,592
    International Paper Co.                              15,385         724,057
    Weyerhaeuser Co.                                      7,222         406,237
                                                                   ------------
                                                                   $  2,133,886
--------------------------------------------------------------------------------
  Insurance - 10.0%
    American International Group, Inc.                   11,838    $  1,097,235
    Aon Corp.                                            16,940         565,372
    Chubb Corp.                                           2,784         159,210
    CIGNA Corp.                                          14,453       1,298,060
    Gallagher (Arthur J.) & Co.                          29,940       1,635,472
    Hartford Financial Services Group, Inc.              33,100       1,503,981
    Jefferson Pilot Corp.                                18,544       1,237,812
    Lincoln National Corp.                               41,474       1,944,094
    ReliaStar Financial Corp.                            43,772       1,972,476
    St. Paul Cos., Inc.                                  39,631       1,270,669
                                                                   ------------
                                                                   $ 12,684,381
--------------------------------------------------------------------------------
  Machinery - 0.6%
    Deere & Co., Inc.                                    19,040    $    740,180
--------------------------------------------------------------------------------
  Medical and Health Products - 1.3%
    American Home Products Corp.                         17,251    $    715,916
    Pharmacia & Upjohn, Inc.                             17,372         907,687
                                                                   ------------
                                                                   $  1,623,603
--------------------------------------------------------------------------------
  Metals and Minerals - 0.6%
    USEC, Inc.                                           65,499    $    708,208
--------------------------------------------------------------------------------
  Oils - 6.5%
    Atlantic Richfield Co.                                3,374    $    296,701
    Chevron Corp.                                         6,935         639,754
    Coastal Corp.                                        52,019       2,253,073
    Conoco, Inc.                                          2,570          69,069
    Conoco, Inc., "A"                                    47,980       1,283,465
    Exxon Corp.                                          12,149         958,252
    Mobil Corp.                                          11,802       1,208,229
    Phillips Petroleum Co.                               14,623    $    745,773
    Unocal Corp.                                         20,210         846,294
                                                                   ------------
                                                                   $  8,300,610
--------------------------------------------------------------------------------
  Photographic Products - 0.5%
    Polaroid Corp.                                       25,100    $    680,838
--------------------------------------------------------------------------------
  Printing and Publishing - 2.5%
    Gannett Co., Inc.                                    17,476    $  1,187,276
    Meredith Corp.                                       28,995       1,005,764
    Tribune Co.                                           9,860         920,061
                                                                   ------------
                                                                   $  3,113,101
--------------------------------------------------------------------------------
  Railroads - 0.4%
    Burlington Northern Santa Fe Railway Co.             15,533    $    450,457
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.6%
    CarrAmerica Realty Corp.                             17,384    $    399,832
    Equity Residential Properties Trust                  16,481         725,164
    First Industrial Realty Trust, Inc.                  15,657         401,210
    Kilroy Realty Corp.                                  14,244         326,722
    TriNet Corporate Realty Trust, Inc.                   4,884         119,353
                                                                   ------------
                                                                   $  1,972,281
--------------------------------------------------------------------------------
  Restaurants and Lodging - 1.1%
    McDonald's Corp.                                     34,449    $  1,425,327
--------------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Xerox Corp.                                          21,898    $  1,045,630
--------------------------------------------------------------------------------
  Supermarkets - 0.4%
    Kroger Co.*                                          20,270    $    468,744
--------------------------------------------------------------------------------
  Telecommunications - 4.8%
    Bell Atlantic Corp.                                  25,929    $  1,588,151
    GTE Corp.                                            28,453       1,952,587
    SBC Communications, Inc.                             25,887       1,242,576
    Sprint Corp.                                         28,853       1,280,352
                                                                   ------------
                                                                   $  6,063,666
--------------------------------------------------------------------------------
  Utilities - Electric - 7.7%
    CTG Resources, Inc.                                  15,949    $    571,174
    DQE, Inc.                                            20,625         797,930
    Duke Energy Corp.                                    23,446       1,348,145
    Florida Progress Corp.                               26,766       1,254,656
    GPU, Inc.                                            25,282         862,748
    Keyspan Corp.                                        20,736         611,712
    Niagara Mohawk Holdings, Inc.                        81,964       1,239,705
    NiSource, Inc.                                       11,633         276,284
    Pinnacle West Capital Corp.                          26,269         998,222
    Public Service Enterprise Group                      26,735       1,096,135
    Scana Corp.                                          27,000         675,000
                                                                   ------------
                                                                   $  9,731,711
--------------------------------------------------------------------------------
  Utilities - Gas - 10.4%
    AGL Resources, Inc.                                  41,026    $    741,032
    Berkshire Energy Resources                           28,327         690,471
    Colonial Gas Co.                                     21,697         816,350
    Columbia Energy Group                                24,771       1,463,037
    Connecticut Energy Group                             13,440         502,320
    Consolidated Natural Gas Co.                         16,136       1,027,661
    El Paso Energy Corp.                                 24,407         892,381
    Fall River Gas Co.                                   24,393         493,958
    National Fuel Gas Co.                                34,112       1,605,396
    NICOR, Inc.                                          33,005       1,276,881
    Providence Energy Corp.                              28,335         772,129
    Sonat, Inc.                                          16,403         592,558
    Washington Gas Light Co.                             29,030         774,738
    WICOR, Inc.                                          41,461       1,212,734
    Williams Cos., Inc.                                   9,410         388,163
                                                                   ------------
                                                                   $ 13,249,809
--------------------------------------------------------------------------------
Total U.S. Stocks                                                  $ 96,063,840
--------------------------------------------------------------------------------
Foreign Stocks - 15.1%
  Canada - 1.8%
    Aliant, Inc. (Telecommunications)*                   41,360    $    627,630
    Canadian National Railway Co. (Railroads)            17,292       1,099,123
    Manitoba Telephone Systems (Telecommunications)      53,080         604,996
                                                                   ------------
                                                                   $  2,331,749
--------------------------------------------------------------------------------
  France - 1.8%
    AXA (Insurance)                                      11,821    $  1,473,070
    Pernod Ricard Co. (Beverages)                        10,505         806,783
                                                                   ------------
                                                                   $  2,279,853
--------------------------------------------------------------------------------
  Germany - 0.9%
    Henkel KGaA, Preferred (Chemicals)                   16,840    $  1,220,272
--------------------------------------------------------------------------------
  Japan - 2.7%
    Fuji Heavy Industries, Ltd. (Automotive)             83,000    $    661,966
    Hitachi (Electronics)                                55,000         558,879
    Mitsubishi Motor (Automotive)                        84,000         457,127
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                            115       1,293,730
    Uni-Charm Corp. (Forest and Paper Products)           8,500         442,356
                                                                   ------------
                                                                   $  3,414,058
--------------------------------------------------------------------------------
  Netherlands - 3.2%
    Akzo Nobel N.V. (Chemicals)                          38,127    $  1,776,652
    Koninklijke Philips Electronics N.V. (Electronics)    8,780         906,037
    Royal Dutch Petroleum Co., ADR (Oils)                22,209       1,374,182
                                                                   ------------
                                                                   $  4,056,871
--------------------------------------------------------------------------------
  Switzerland - 1.2%
    Nestle S.A. (Food and Beverage Products)                753    $  1,488,378
--------------------------------------------------------------------------------
  United Kingdom - 3.5%
    BP Amoco PLC, ADR (Oils)                             22,715    $  2,546,919
    British Telecommunications PLC (Telecommunications)* 77,370       1,184,982
    Diageo PLC (Food and Beverage Products)*             67,500         685,229
                                                                   ------------
                                                                   $  4,417,130
--------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 19,208,311
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $113,040,286)                       $115,272,151
--------------------------------------------------------------------------------
Convertible Preferred Stocks - 2.2%
--------------------------------------------------------------------------------
  Containers - 0.1%
    Owens Illinois, Inc., 4.75%                           4,264    $    156,169
--------------------------------------------------------------------------------
  Insurance - 0.4%
    Lincoln National Corp., 7.75%                        18,285    $    461,696
--------------------------------------------------------------------------------
  Oil Services - 0.2%
    Enron Corp., 7.00%                                   13,500    $    312,795
--------------------------------------------------------------------------------
  Telecommunications - 0.4%
    Winstar Communications, Inc. 7.25%##                    500    $    482,500
--------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    Houston Industries, Inc., 7.00%                       4,183    $    430,849
    Texas Utilities Co., 9.25%                           12,063         627,276
                                                                   ------------
                                                                   $  1,058,125
--------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    El Paso Energy Capital Trust I, 4.75%                 7,000    $    343,875
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
  $2,887,243)                                                      $  2,815,160
--------------------------------------------------------------------------------
Preferred Stocks - 1.8%
--------------------------------------------------------------------------------
U.S. Stocks - 1.3%
  Oils - 0.2%
    Coastal Corp., 5.58%                                  6,400    $    152,000
    Coastal Corp., 6.625%                                 5,800         159,138
                                                                   ------------
                                                                   $    311,138
--------------------------------------------------------------------------------
  Telecommunications - 0.5%
    Cox Communications, Inc., 0.25%                      14,100    $    643,383
--------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    NiSource, Inc., 7.75%                                16,160    $    737,300
--------------------------------------------------------------------------------
Total U.S. Stocks                                                  $  1,691,821
--------------------------------------------------------------------------------
Foreign Stocks - 0.5%
  Canada - 0.5%
    Canadian National Railway Co., 5.25% (Railroads)     10,860    $    572,865
--------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $2,244,031)               $  2,264,686
--------------------------------------------------------------------------------
Convertible Bonds - 2.0%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
--------------------------------------------------------------------------------
U.S. Bonds - 1.4%
  Business Machines - 0.3%
    Xerox Corp., 0s, 2018##                             $   693    $    407,949
--------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Loews Corp., 3.125s, 2007                           $   499    $    444,110
--------------------------------------------------------------------------------
  Financial Services - 0.7%
    Bell Atlantic Financial Services, Inc.,
      4.25s, 2005##                                     $   805    $    855,312
--------------------------------------------------------------------------------
Total U.S. Bonds                                                   $  1,707,371
--------------------------------------------------------------------------------
Foreign Bonds - 0.6%
  Switzerland - 0.6%
    Swiss Life Finance Ltd., 1.5s, 2003 (Finance)       $   543    $    796,853
--------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $2,353,181)              $  2,504,224
--------------------------------------------------------------------------------
Short-Term Obligations - 5.5%
--------------------------------------------------------------------------------
    Student Loan Marketing Assn., due 9/01/99,
      at Amortized Cost                                 $ 7,050    $  7,050,000
--------------------------------------------------------------------------------
Other Short-Term Obligations - 20.7%
--------------------------------------------------------------------------------
                                                        SHARES
--------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio
      (Identified Cost, $26,249,835)                 26,249,835    $ 26,249,835
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $153,824,576)                  $156,156,056
Other Assets, Less Liabilities - (23.1)%                            (29,350,951)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $126,805,105
--------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $153,824,576)            $156,156,056
  Cash                                                                    2,621
  Foreign currency, at value (identified cost, $251)                        249
  Receivable for Fund shares sold                                     1,929,876
  Receivable for investments sold                                       108,996
  Interest and dividends receivable                                     290,597
  Deferred organization expenses                                            582
  Other assets                                                            1,121
                                                                   ------------
      Total assets                                                 $158,490,098
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $    365,746
  Payable for investments purchased                                   4,680,132
  Collateral for securities loaned, at value                         26,249,835
  Net payable for forward foreign currency exchange
    contracts sold                                                      301,460
  Payable to affiliates -
    Management fee                                                        6,206
    Shareholder servicing agent fee                                       1,039
    Distribution and service fee                                         74,403
    Administrative fee                                                      156
  Accrued expenses and other liabilities                                  6,016
                                                                   ------------
      Total liabilities                                            $ 31,684,993
                                                                   ------------
Net assets                                                         $126,805,105
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $121,401,721
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      2,030,210
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                             2,888,910
  Accumulated undistributed net investment income                       484,264
                                                                   ------------
      Total                                                        $126,805,105
                                                                   ============
Shares of beneficial interest outstanding                            7,398,710
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $51,753,032 / 3,013,730 shares of
     beneficial interest outstanding)                                 $17.17
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                       $18.22
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $52,586,156 / 3,072,969 shares of
     beneficial interest outstanding)                                 $17.11
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $19,052,480 / 1,113,991 shares of
     beneficial interest outstanding)                                 $17.10
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $3,413,437 / 198,020 shares of
     beneficial interest outstanding)                                 $17.24
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $ 1,797,356
    Interest                                                            169,582
    Foreign taxes withheld                                              (15,509)
                                                                    -----------
      Total investment income                                       $ 1,951,429
                                                                    -----------
  Expenses -
    Management fee                                                  $   413,740
    Shareholder servicing agent fee                                      72,836
    Distribution and service fee (Class A)                               90,373
    Distribution and service fee (Class B)                              315,248
    Distribution and service fee (Class C)                               94,939
    Administrative fee                                                    9,172
    Custodian fee                                                        29,806
    Printing                                                             26,774
    Postage                                                              15,210
    Auditing fees                                                        29,699
    Legal fees                                                            2,551
    Amortization of organization expenses                                   434
    Registration fees                                                    61,176
    Miscellaneous                                                        24,209
                                                                    -----------
      Total expenses                                                $ 1,186,167
    Fees paid indirectly                                                 (6,674)
    Reimbursement of expenses to investment adviser                      10,630
                                                                    -----------
      Net expenses                                                  $ 1,190,123
                                                                    -----------
        Net investment income                                       $   761,306
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 3,286,935
    Foreign currency transactions                                       (20,160)
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $ 3,266,775
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 5,197,190
    Translation of assets and liabilities in foreign
      currencies                                                       (301,392)
                                                                    -----------
      Net unrealized gain on investments and foreign
        currency translation                                        $ 4,895,798
                                                                    -----------
        Net realized and unrealized gain on investments
          and foreign currency                                      $ 8,162,573
                                                                    -----------
          Increase in net assets from operations                    $ 8,923,879
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    1999                      1998
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $    761,306              $    144,338
  Net realized gain on investments and foreign currency
    transactions                                                    3,266,775                   604,001
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            4,895,798                (3,025,615)
                                                                 ------------              ------------
    Increase (decrease) in net assets from operations            $  8,923,879              $ (2,277,276)
                                                                 ------------              ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $   (305,404)             $    (37,223)
  From net investment income (Class B)                               (214,389)                  (21,410)
  From net investment income (Class C)                                (66,138)                   (3,686)
  From net investment income (Class I)                                (30,307)                  (13,832)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                           (234,405)                  (60,087)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                           (338,765)                     --
  From net realized gain on investments and foreign currency
    transactions (Class C)                                            (81,871)                     --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                            (16,658)                 (109,502)
                                                                 ------------              ------------
    Total distributions declared to shareholders                 $ (1,287,937)             $   (245,740)
                                                                 ------------              ------------
Net increase in net assets from Fund share transactions          $ 86,624,801              $ 33,593,325
                                                                 ------------              ------------
      Total increase in net assets                               $ 94,260,743              $ 31,070,309
Net assets:
  At beginning of period                                           32,544,362                 1,474,053
                                                                 ------------              ------------

At end of period (including accumulated undistributed net
  investment income of $484,264 and $75,651, respectively)       $126,805,105              $ 32,544,362
                                                                 ============              ============
See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------
                                                  YEAR ENDED AUGUST 31,          PERIOD ENDED
                                               ------------------------------      AUGUST 31,
                                               1999        1998          1997           1996*
---------------------------------------------------------------------------------------------
                                            CLASS A
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period        $14.20       $14.82       $11.07           $10.00
                                             ------       ------       ------           ------
Income from investment operations# -
  Net investment income(S)                   $ 0.24       $ 0.22       $ 0.22           $ 0.13
  Net realized and unrealized gain on
    investments and foreign currency###        3.17         1.07         3.91             0.94
                                             ------       ------       ------           ------
    Total from investment operations         $ 3.41       $ 1.29       $ 4.13           $ 1.07
                                             ------       ------       ------           ------
Less distributions declared to shareholders -
  From net investment income                 $(0.22)      $(0.20)      $(0.16)          $ --
  From net realized gain on investments
    and foreign currency transactions         (0.22)       (1.71)       (0.22)            --
                                             ------       ------       ------           ------
    Total distributions declared to
      shareholders                           $(0.44)      $(1.91)      $(0.38)          $ --
                                             ------       ------       ------           ------
Net asset value - end of period              $17.17       $14.20       $14.82           $11.07
                                             ======       ======       ======           ======
Total return(+)                               24.27%        9.50%       38.05%           10.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                   1.36%        1.46%        1.54%            1.50%+
  Net investment income                        1.47%        1.45%        1.75%            1.83%+
Portfolio turnover                               97%          89%         118%              56%
Net assets at end of period (000 omitted)   $51,753      $11,146      $  510           $  477
(S) Effective November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. Prior to November 1, 1997, subject to reimbursement by the
    Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)           $ 0.24       $ 0.11       $ 0.02           $(0.06)
      Ratios (to average net assets):
        Expenses##                             1.36%        2.20%        3.40%            4.67%+
        Net investment income (loss)           1.47%        0.70%       (0.15)%          (0.78)%+
  * For the period from the commencement of the Fund's investment operations, January 2, 1996, through
    August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
### The per share amount is not in accordance with the net realized and unrealized gain (loss) for the year ended August 31, 1998, because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

------------------------------------------------------------------------------
                                              YEAR ENDED        PERIOD ENDED
                                              AUGUST 31,          AUGUST 31,
                                                    1999               1998*
------------------------------------------------------------------------------
                                                CLASS B
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $14.16               $13.61
                                                 ------               ------
Income from investment operations# -
  Net investment income(S)                       $ 0.14               $ 0.10
  Net realized and unrealized gain on
    investments and foreign currency###            3.15                 0.47
                                                 ------               ------
    Total from investment operations             $ 3.29               $ 0.57
                                                 ------               ------
Less distributions declared to shareholders -
  From net investment income                     $(0.12)              $(0.02)
  From net realized gain on investments and
    foreign currency transactions                 (0.22)                --
                                                 ------               ------
    Total distributions declared to
      shareholders                               $(0.34)              $(0.02)
                                                 ------               ------
Net asset value - end of period                  $17.11               $14.16
                                                 ======               ======
Total return                                      23.47%                4.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       2.01%                2.11%+
  Net investment income                            0.83%                0.66%+
Portfolio turnover                                   97%                  89%
Net assets at end of period (000 omitted)       $52,586              $16,786

(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)              $  0.14             $  (0.02)
      Ratios (to average net assets):
        Expenses##                                 2.01%                2.85%+
        Net investment income (loss)               0.83%               (0.09)%+
  * For the period from the inception of Class B, November 4, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
### The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period ended August 31, 1998, because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

------------------------------------------------------------------------------
                                                 YEAR ENDED   PERIOD ENDED
                                                 AUGUST 31,     AUGUST 31,
                                                       1999          1998*
------------------------------------------------------------------------------
                                                    CLASS C
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $14.16               $13.63
                                                 ------               ------
Income from investment operations# -
  Net investment income(S)                       $ 0.14               $ 0.10
  Net realized and unrealized gain on
    investments and foreign currency###            3.15                 0.45
                                                 ------               ------
    Total from investment operations             $ 3.29               $ 0.55
                                                 ------               ------
Less distributions declared to shareholders -
  From net investment income                     $(0.13)              $(0.02)
  From net realized gain on investments and
    foreign currency transactions                 (0.22)                --
                                                 ------               ------
    Total distributions declared to
      shareholders                               $(0.35)              $(0.02)
                                                 ------               ------
Net asset value - end of period                  $17.10               $14.16
                                                 ======               ======
Total return                                      23.47%                4.02%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       2.01%                2.09%+
  Net investment income                            0.84%                0.66%+
Portfolio turnover                                   97%                  89%
Net assets at end of period (000 omitted)       $19,053              $3,613
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)              $  0.14               $(0.02)
      Ratios (to average net assets):
        Expenses##                                 2.01%                2.83%+
        Net investment income (loss)               0.84%               (0.09)%+
  * For the period from the inception of Class C, November 5, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
### The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period ended August 31, 1998, because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                                     -----------------------------------             AUGUST 31,
                                                              1999                  1998                  1997*
---------------------------------------------------------------------------------------------------------------
                                                           CLASS I
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $14.22                $14.81                 $12.20
                                                            ------                ------                 ------
Income from investment operations# -
  Net investment income(S)                                  $ 0.31                $ 0.24                 $ 0.15
  Net realized and unrealized gain on investments
    and foreign currency###                                   3.20                  1.09                   2.46
                                                            ------                ------                 ------
    Total from investment operations                        $ 3.51                $ 1.33                 $ 2.61
                                                            ------                ------                 ------
Less distributions declared to shareholders -
  From net investment income                                $(0.27)               $(0.21)                $ --
  From net realized gain on investments and
    foreign currency transactions                            (0.22)                (1.71)                  --
                                                            ------                ------                 ------
    Total distributions declared to shareholders            $(0.49)               $(1.92)                $ --
                                                            ------                ------                 ------
Net asset value - end of period                             $17.24                $14.22                 $14.81
                                                            ======                ======                 ======
Total return                                                 24.97%                 9.83%                 21.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.01%                 1.19%                  1.54%+
  Net investment income                                       1.85%                 1.57%                  1.51%+
Portfolio turnover                                              97%                   89%                   118%
Net assets at end of period (000 omitted)                   $3,413                $  999                 $  964
(S) Effective November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over/ under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                                 $ 0.31                $ 0.12                 $ 0.03
      Ratios (to average net assets):
        Expenses##                                            1.01%                 1.93%                  2.67%+
        Net investment income                                 0.85%                 0.82%                  0.35%+
  * For the period from the inception of Class I, January 2, 1997 through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
### The per share amount is not in accordance with the net realized and unrealized gain (loss) for the year ended August 31, 1998, because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Equity Income Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the Fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At August 31, 1999, the value of securities loaned was $26,173,403. These loans were collateralized by cash of $26,249,835. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1999, accumulated undistributed net investment income was increased by $263,545, accumulated net realized gain on investments and foreign currency transactions was decreased by $267,364, and paid-in capital was increased by $3,819 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1999, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $96,445.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). Currently, the Trustees are not receiving any payments for their services to the Fund.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $111,219 for the year ended August 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,095 for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $63 and $5 for Class B and Class C shares, respectively, for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1999, were $1,280, $68,666, and $2,641 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $147,558,824 and $65,525,060, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $153,919,555
                                                                   ------------
Gross unrealized appreciation                                      $  6,074,460
Gross unrealized depreciation                                        (3,837,959)
                                                                   ------------
    Net unrealized appreciation                                    $  2,236,501
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                    ---------------------------------    --------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              3,144,380        $53,319,306          926,375        $14,265,389
Shares issued to shareholders in
  reinvestment of distributions             31,189            505,466            6,821             95,820
Shares reacquired                         (946,878)       (15,768,741)        (182,591)        (2,735,072)
                                        ----------        -----------       ----------        -----------
    Net increase                         2,228,691        $38,056,031          750,605        $11,626,137
                                        ==========        ===========       ==========        ===========

Class B Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                    ---------------------------------    --------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              2,269,759        $38,132,910        1,290,212        $19,644,691
Shares issued to shareholders in
  reinvestment of distributions             31,770            508,820            1,193             18,889
Shares reacquired                         (413,918)        (6,803,474)        (106,047)        (1,624,609)
                                        ----------        -----------       ----------        -----------
    Net increase                         1,887,611        $31,838,256        1,185,358        $18,038,971
                                        ==========        ===========       ==========        ===========

Class C Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                    ---------------------------------    --------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              1,123,279        $19,082,909          271,897       $  4,122,597
Shares issued to shareholders in
  reinvestment of distributions              8,003            129,061              190              3,002
Shares reacquired                         (272,488)        (4,633,129)         (16,890)          (253,965)
                                        ----------        -----------       ----------        -----------
    Net increase                           858,794        $14,578,841          255,197       $  3,871,634
                                        ==========        ===========       ==========        ===========

Class I Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                    ---------------------------------    --------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                134,400        $ 2,270,223           12,779         $  195,481
Shares issued to shareholders in
  reinvestment of distributions              2,875             46,965            9,194            123,327
Shares reacquired                           (9,523)          (165,515)         (16,779)          (262,225)
                                        ----------        -----------       ----------        -----------
    Net increase                           127,752        $ 2,151,673            5,194          $  56,583
                                        ==========        ===========       ==========        ===========

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1999, was $563. The Fund had no borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
                                                                          NET
                          CONTRACTS TO   IN EXCHANGE   CONTRACTS    UNREALIZED
     SETTLEMENT DATE   DELIVER/RECEIVE           FOR    AT VALUE   DEPRECIATION
----------------------------------------------------------------------------
Sales        9/16/99   JPY 330,800,555    $2,731,496  $3,032,956     $(301,460)
                                          ----------  ----------     ---------

At August 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Equity Income Fund (the Fund), including the schedule of portfolio investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Equity Income Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.

                                             /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 9, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $107,559 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED AUGUST 31, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 40.24%.

--------------------------------------------------------------------------------

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) EQUITY INCOME FUND

TRUSTEES                                                ASSISTANT TREASURERS
Richard B. Bailey* - Private Investor; Former           Mark E. Bradley*
Chairman and Director (until 1991), MFS Investment      Ellen Moynihan*
Management                                              James O. Yost*

Marshall N. Cohan - Private Investor                    SECRETARY
                                                        Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,
Brigham and Women's Hospital; Professor of              ASSISTANT SECRETARY
Surgery, Harvard Medical School                         James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief              CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.; Chairman,       State Street Bank and Trust Company
Colonial Insurance Company, Ltd.
                                                        AUDITORS
Abby M. O'Neill - Private Investor                      Ernst & Young LLP

Walter E. Robb, III - President and Treasurer,          INVESTOR INFORMATION
Benchmark Advisors, Inc.; President, Benchmark          For MFS stock and bond market outlooks, call toll
Consulting Group, Inc.                                  free: 1-800-637-4458 anytime from a touch-tone
                                                        telephone.
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,                For information on MFS mutual funds, call your
MFS Investment Management                               financial consultant or, for an information kit,
                                                        call toll free: 1-800-637-2929 any business day
Jeffrey L. Shames* - Chairman, Chief                    from 9 a.m. to 5 p.m. Eastern time (or leave a
Executive Officer, and Director,                        message anytime).
MFS Investment Management
                                                        INVESTOR SERVICE
J. Dale Sherratt - President, Insight                   MFS Service Center, Inc.
Resources, Inc.; Managing General Partner,              P.O. Box 2281
Wellfleet Investments; Chief Executive                  Boston, MA 02107-9906
Officer, Cambridge Nutraceuticals
                                                        For general information, call toll free:
Ward Smith - Former Chairman (until 1994), NACCO        1-800-225-2606 any business day from
Industries                                              8 a.m. to 8 p.m. Eastern time.

INVESTMENT ADVISER                                      For service to speech- or hearing-impaired, call
Massachusetts Financial Services Company                toll free: 1-800-637-6576 any business day from 9
500 Boylston Street                                     a.m. to 5 p.m. Eastern time. (To use this service,
Boston, MA 02116-3741                                   your phone must be equipped with a
                                                        Telecommunications Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                             For share prices, account balances, and exchanges,
500 Boylston Street                                     call toll free: 1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                                   anytime from a touch-tone telephone.

CHAIRMAN AND PRESIDENT                                  WORLD WIDE WEB
Jeffrey L. Shames*                                      www.mfs.com

PORTFOLIO MANAGER
Lisa B. Nurme*

TREASURER
W. Thomas London*

*Affiliated with the Investment Adviser

MFS(R) EQUITY INCOME FUND                                           ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                              MEI-2  10/99  15M  93/293/393/893